SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NUMBER 1


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              November 18, 1996


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


     Ohio                           1-434                     31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS

         On November 4 and 8, 1996 The Procter & Gamble Company (the "Company") sold 5,831 shares of the Company's common stock to employees of subsidiaries of the Company for approximately $581,953 in reliance on Regulation S.

         No underwriter or placement agent was used.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be singed on its behalf by the undersigned hereunto duly authorized.


                                      THE PROCTER & GAMBLE COMPANY


                                      /S/TERRY L. OVERBEY
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                                      Terry L. Overbey, Secretary
                                      December 3, 1996